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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       ________________________________

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 23, 1999

                        Saxon Asset Securities Company
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Virginia                      34-0-20552                  54-1810895
-----------------------------   ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
              (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------

================================================================================

        (Former name or former address, if changed since last report.)
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Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

     On December 23, 1999, the Registrant acquired a pool of mortgage loans (the "Subsequent Mortgage Loans") from funds on hand in the pre-funding account pursuant to the Trust Agreement dated as of November 1, 1999, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee (the "Trust Agreement"). The Subsequent Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Subsequent Mortgage Loans from various mortgage banking institutions. The Subsequent Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Subsequent Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

     The description of the Subsequent Mortgage Loans sold to the Trustee as of December 23, 1999, pursuant to the Trust Agreement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.
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SAXON 1999-4
Prefund Collateral
------------------


1. Summary for Prosup

Aggregate Scheduled Principal Balances: 119,507,322.24
Average Scheduled Principal Balance: 120,107.86
Min Scheduled Principal Balance: 16,446.27
Max Scheduled Principal Balance: 693,750.00
Weighted Average Coupon (One Year CMTs): 9.383
Weighted Average Coupon (2/28 LIBOR): 10.050
Weighted Average Coupon (3/27 LIBOR): 10.209
Weighted Average Coupon (4/26 LIBOR): 11.375
Weighted Average Coupon (Six Month LIBOR): 9.535
Weighted Average Margin (One Year CMTs): 6.346
Weighted Average Margin (2/28 LIBOR): 6.297
Weighted Average Margin (3/27 LIBOR): 6.373
Weighted Average Margin (4/26 LIBOR): 6.625
Weighted Average Margin (Six Month LIBOR): 5.740
Weighted Average Coupon: 10.123
Minimum Coupon: 7.350
Maximum Coupon: 13.375
Weighted Average Maximum Rate: 16.701
Min Maximum Rate: 13.350
Max Maximum Rate: 20.000
Weighted Average Minimum Rate: 10.048
Min Minimum Rate: 5.350
Max Minimum Rate: 13.375
Weighted Average Original LTV Ratio: 78.972
Weighted Average Remaining Amortization Term: 358.89
Min Remaining Amort Term: 179
Max Remaining Amort Term: 360
% 2nd Liens: 0.00
% Single Family Detached: 78.74
% Single Family Attached: 1.18
% PUD: 8.43
% Condominimum: 4.10
% 2-4 Family: 5.62
% Townhouses: 0.50
% Manufactured Home: 1.42
Weighted Average Total Servicing Fee Rate: 0.55
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2. Saxon Credit Grade

Saxon Credit                Number of    Number of        Current        Current
Grade                         Loans       Loans(%)    Balances($)     Balance(%)
A+                                  9         0.90      2,038,048           1.71
A                                  37         3.72      5,207,679           4.36
A-                                418        42.01     56,141,209          46.98
B                                 279        28.04     31,471,149          26.33
C                                 212        21.31     20,937,572          17.52
D                                  40         4.02      3,711,665           3.11
Total:                            995       100.00    119,507,322            100



3. Current Scheduled Principal Balance($)

                            Number of    Scheduled
Current Scheduled            Mortgage    Principal
Principal Balance($)         Loans(%)   Balance(%)
0.01 - 25,000.00                 1.51         0.29
25,000.01 - 50,000.00           10.75         3.62
50,000.01 - 75,000.00           20.00        10.34
75,000.01 - 100,000.00          17.69        12.85
100,000.01 - 150,000.00         25.33        25.89
150,000.01 - 200,000.00         12.06        17.16
200,000.01 - 250,000.00          6.43        11.89
250,000.01 - 300,000.00          2.91         6.67
300,000.01 - 350,000.00          1.21         3.25
350,000.01 - 400,000.00          0.80         2.54
400,000.01 - 450,000.00          0.50         1.77
450,000.01 - 500,000.00          0.30         1.21
500,000.01 - 550,000.00          0.10         0.44
550,000.01 - 600,000.00          0.20         0.97
600,000.01 - 650,000.00          0.10         0.54
650,000.01 - 700,000.00          0.10         0.58
Total:                         100.00       100.00

Minimum: 16,446
Maximum: 693,750
Average: 120,108
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4. Current Mortgage Interest Rate(%)

Current                     Number of    Scheduled
Mortgage Interest            Mortgage    Principal
Rate(%)                      Loans(%)   Balance(%)
7.01 - 7.50                      0.30         0.66
7.51 - 7.75                      0.10         0.12
7.76 - 8.00                      0.60         0.72
8.01 - 8.25                      1.01         1.59
8.26 - 8.50                      2.11         2.42
8.51 - 8.75                      2.71         4.66
8.76 - 9.00                      5.63         6.84
9.01 - 9.25                      2.81         3.24
9.26 - 9.50                      6.53         6.70
9.51 - 9.75                      8.04         9.58
9.76 - 10.00                    13.87        14.32
10.01 - 10.25                    6.43         6.38
10.26 - 10.50                    9.55         9.85
10.51 - 10.75                   10.15         8.89
10.76 - 11.00                   10.45         9.28
11.01 - 11.25                    4.32         3.51
11.26 - 11.50                    5.33         4.05
11.51 - 11.75                    3.22         2.27
11.76 - 12.00                    2.71         2.20
12.01 - 12.25                    1.31         1.04
12.26 - 12.50                    0.70         0.43
12.51 - 12.75                    1.31         0.64
12.76 - 13.00                    0.60         0.50
13.01 - 13.25                    0.10         0.01
13.26 - 13.50                    0.10         0.09
Total:                         100.00       100.00

Minimum: 7.3500
Maximum: 13.3750
Weighted Average: 10.1232
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5. Maximum Lifetime Mortgage Interest Rate(%)

Maximum Lifetime            Number of    Scheduled
Mortgage Interest            Mortgage    Principal
Rate(%)                      Loans(%)   Balance(%)
13.000 - 13.499                  0.20         0.46
13.500 - 13.999                  0.30         0.55
14.000 - 14.499                  1.81         2.24
14.500 - 14.999                  5.03         6.22
15.000 - 15.499                  6.53         8.30
15.500 - 15.999                 12.56        14.02
16.000 - 16.499                  8.94         8.39
16.500 - 16.999                 19.30        20.42
17.000 - 17.499                 10.65         9.72
17.500 - 17.999                 18.09        16.36
18.000 - 18.499                  7.04         6.14
18.500 - 18.999                  5.53         4.07
19.000 - 19.499                  2.21         2.06
19.500 - 19.999                  1.61         0.89
20.000 - 20.499                  0.20         0.15
Total:                         100.00       100.00

Minimum: 13.3500
Maximum: 20.0000
Weighted Average: 16.7010



6. Minimum Lifetime Mortgage Interest Rate(%)

Minimum Lifetime            Number of    Scheduled
Mortgage Interest            Mortgage    Principal
Rate(%)                      Loans(%)   Balance(%)
5.000 - 5.499                    0.10         0.27
5.500 - 5.999                    0.10         0.09
6.000 - 6.499                    0.40         0.34
6.500 - 6.999                    0.60         0.72
7.000 - 7.499                    0.40         0.98
7.500 - 7.999                    1.21         1.35
8.000 - 8.499                    2.51         3.13
8.500 - 8.999                    7.14         9.24
9.000 - 9.499                    8.64         9.79
9.500 - 9.999                   22.11        24.19
10.000 - 10.499                 12.76        12.59
10.500 - 10.999                 23.22        21.41
11.000 - 11.499                  9.25         7.46
11.500 - 11.999                  6.43         4.65
12.000 - 12.499                  2.61         2.23
12.500 - 12.999                  2.11         1.28
13.000 - 13.499                  0.40         0.26
Total:                         100.00       100.00

Minimum: 5.3500
Maximum: 13.3750
Weighted Average: 10.047584
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7. Next Interest Adjustment Date

                                    Number of      Scheduled
Next Interest                        Mortgage      Principal
Adjustment Date                      Loans(%)     Balance(%)
2000-04                                  0.10           0.06
2000-05                                  0.40           0.27
2000-06                                  0.20           0.15
2000-07                                  0.10           0.10
2000-11                                  0.20           0.21
2000-12                                  0.30           0.39
2001-01                                  0.10           0.09
2001-04                                  0.20           0.08
2001-05                                  0.40           0.38
2001-06                                  0.10           0.12
2001-07                                  0.80           0.85
2001-08                                  0.90           0.63
2001-09                                  2.51           2.14
2001-10                                  9.95           9.12
2001-11                                 18.79          18.45
2001-12                                 18.49          17.33
2002-01                                  0.50           0.97
2002-03                                  0.10           0.13
2002-04                                  0.10           0.05
2002-07                                  0.40           0.40
2002-08                                  0.40           0.58
2002-09                                  2.41           2.98
2002-10                                  5.13           4.96
2002-11                                 13.07          15.19
2002-12                                 20.80          20.46
2003-01                                  3.42           3.81
2003-12                                  0.10           0.09
Total:                                 100.00         100.00

Minimum: 2000-04-01
Maximum: 2003-12-01
Weighted Average: 2002-04-25



8. Gross Margin (%)

                                    Number of      Scheduled
                                     Mortgage      Principal
Gross Margin (%)                     Loans(%)     Balance(%)
3.000 - 3.999                            0.30           0.42
4.000 - 4.999                            2.41           2.86
5.000 - 5.999                           22.41          23.92
6.000 - 6.999                           49.65          49.03
7.000 - 7.999                           24.02          23.05
8.000 - 8.999                            1.21           0.72
Total:                                 100.00         100.00

Minimum: 3.3500
Maximum: 8.8500
Weighted Average: 6.3310



9. Original Loan-to-Value Ratio (%)

Original                            Number of      Scheduled
Loan-to-Value                        Mortgage      Principal
Ratio (%)                            Loans(%)     Balance(%)
10.001 - 15.000                          0.10           0.03
20.001 - 25.000                          0.10           0.04
25.001 - 30.000                          0.30           0.15
30.001 - 35.000                          0.40           0.19
35.001 - 40.000                          0.80           0.34
40.001 - 45.000                          0.90           0.71
45.001 - 50.000                          1.51           1.08
50.001 - 55.000                          1.21           0.79
55.001 - 60.000                          1.91           1.31
60.001 - 65.000                          4.82           3.40
65.001 - 70.000                          9.05           9.44
70.001 - 75.000                         13.57          14.04
75.001 - 80.000                         28.94          29.97
80.001 - 85.000                         17.49          17.78
85.001 - 90.000                         18.59          20.34
90.001 - 95.000                          0.30           0.41
Total:                                 100.00         100.00

Minimum: 12.07
Maximum: 94.98
Weighted Average by Original Balance: 78.9710
Weighted Average by Current Balance: 78.9718
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10. Occupancy Type

                                    Number of      Scheduled
                                     Mortgage      Principal
Occupancy Type                       Loans(%)     Balance(%)
Primary Home                            92.96          95.07
Second Home                              0.10           0.33
Investor                                 6.93           4.60
Total:                                 100.00         100.00



11. Origination Program

                                    Number of      Scheduled
                                     Mortgage      Principal
Origination Program                  Loans(%)     Balance(%)
Full Documentation                      76.88          73.93
Limited Documentation                    4.62           6.80
No Documentation                         0.40           0.30
Stated Documentation                    18.09          18.97
Total:                                 100.00         100.00



12. Mortgage Loan Purpose

                                    Number of      Scheduled
                                     Mortgage      Principal
Mortgage Loan Purpose                Loans(%)     Balance(%)
Purchase                                35.48          34.54
Refinance (cash-out)                    51.56          52.06
Refinance (no cash-out)                 12.96          13.39
Total:                                 100.00         100.00



13. Property Type

                                    Number of      Scheduled
                                     Mortgage      Principal
Property Type                        Loans(%)     Balance(%)
Single Family Attached                   1.71           1.18
Single Family Detached                  79.30          78.74
Townhouses                               0.50           0.50
Low-Rise Condo                           3.92           3.80
High-Rise Condo                          0.30           0.30
2-4 Family                               6.23           5.62
PUD                                      5.83           8.43
Manufactured Housing                     2.21           1.42
Total:                                 100.00         100.00